February 5, 2002

                    DREYFUS INVESTMENT GRADE BOND FUNDS, INC.
                     - Dreyfus Intermediate Term Income Fund
                        - Dreyfus Short Term Income Fund

                          Supplement to the Prospectus
                             dated December 1, 2001

  Credit Derivatives are among the derivatives in which the fund can invest.




                                February 5, 2002

                    DREYFUS INVESTMENT GRADE BOND FUNDS, INC.
                     - Dreyfus Intermediate Term Income Fund
                        - Dreyfus Short Term Income Fund
                         - Dreyfus Yield Advantage Fund
                  - Dreyfus Institutional Yield Advantage Fund

              Supplement to the Statement of Additional Information
                             dated December 1, 2001

      THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION OF THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION ENTITLED:
"DESCRIPTION OF THE COMPANY AND FUNDS - DERIVATIVES."

      Credit Derivatives. (All Funds) Each Fund may engage in credit derivative transactions, such as those involving default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Manager is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if the Manager is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of credit derivative transactions that may be entered into by a Fund. A Fund's risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if a Fund purchases a default option on a security, and if no default occurs with respect to the security, the Fund's loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Fund's loss will include both the premium it paid for the option and the decline in value of the underlying security that the default option hedged.